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                                                                   Exhibit 10.90


                AMENDMENT TO FINANCE AGREEMENT AND LIMITED WAIVER



         AMENDMENT (the "Amendment"), dated as of December 28, 1999, between CLOSED JOINT-STOCK COMPANY "FOREST-STARMA", (the "Company"), a closed joint-stock company organized and existing under the laws of the Russian Federation, and OVERSEAS PRIVATE INVESTMENT CORPORATION, an agency of the United States of America ("OPIC").

                                   WITNESSETH:

         WHEREAS, the Company and OPIC are parties to a finance agreement dated as of December 21, 1995, as amended, March 6, 1996, March 26, 1996, May 29, 1996, June 24, 1996 and June 3, 1999 (the "Finance Agreement");

         WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have their respective meanings set forth in the Finance Agreement;

                  WHEREAS, PFI owns 100% of the shares of capital stock of the Company and wishes to transfer all of this stock to PFI's wholly owned Delaware subsidiary, "Pioneer Forest, L.L.C." ("PFLLC"), such that as a result of this transaction (the "Share Transfer") PFLLC will own 100% of the capital stock of the Company and PFI will no longer be shareholder of the Company; and

         WHEREAS, in order that PFI may proceed with the Share Transfer, the Company, PGI and PFI have requested that OPIC agree with the Company to amend certain provisions of the Finance Agreement and to waive certain other provisions of the Finance Agreement, in accordance with Section 8.06 of the Finance Agreement; and OPIC is willing to do so.

         NOW THEREFORE, in consideration of the foregoing and of the mutual covenants, provisions and undertakings herein and in the Finance Agreement and for other good and valuable consideration, the receipt and and adequacy of which is hereby acknowledged by the parties hereto, OPIC and the Company agree as follows:

         1.  Amendments.

             (a) The following definition is hereby added after the definition of "PFI" in Section 1.01 of the Finance Agreement:

                  "PFLLC" means Pioneer Forest, L.L.C., a Delaware limited liability company.
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             (b)  Paragraph (m) of Section 7.01 of the Finance Agreement  is
                  hereby revised to read in its entirety as follows:

                  (m) The U.S. Sponsor ceases to hold 100% of the legal and beneficial title to the equity of PFI; or PFI ceases to hold 100% of the legal and beneficial title to the equity of PFLLC; or prior to the Share Transfer PFI ceases to own 100% of the legal and beneficial title to the equity of the Company; or following the Share Transfer PFLLC ceases to hold 100% of the equity of the Company or the U.S. Sponsor ceases to retain management control of the Company; or

         2. Waiver. The Company has requested that OPIC waive any Event of Default under paragraphs (i) or (m) of Section 7.01 of the Finance Agreement arising out of the acquisition of equity of the Company by PFLLC in connection with the Share Transfer as set forth in Exhibit A annexed hereto and made a part hereof.

             OPIC hereby waives any such Events of Default; provided, however, that the waiver contained in paragraph (a) of this Section 2 shall not be effective unless and until OPIC shall have received one or more of an amended, restated or additional Contract of Pledge of Shares, in form and substance satisfactory to OPIC, and an opinion, in form and substance satisfactory to OPIC, from counsel satisfactory to OPIC, with respect to OPIC's security interest in shares of capital stock of the Company pledged to OPIC.

         3. Representations and Warranties. The Company represents and warrants that :

             (a) This Amendment constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

             (b) All representations and warranties made by the Company in the Finance Agreement are true and accurate as of the date hereof, except that the record and beneficial ownership of the capital stock of the Company set forth in Section 3.04 of the Finance Agreement has changed, or will change, as a result of the Share Transfer as set forth in Exhibit A annexed hereto.

         4. Ratification and Confirmation. As amended hereby, all the terms and provisions of the Finance Agreement are hereby ratified and confirmed in all respects and shall apply in full force and effect.

         5. No Waiver. The Company acknowledges and agrees that except as expressly provided in Section 2 of this Amendment, OPIC, in executing and delivering this Amendment, has not and shall not be deemed to have waived, released or modified any right or power that it may have under the Finance Agreement, as amended herein, to claim that any Event of Default has occurred or is occurring,
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             and the execution and delivery of this Amendment shall not be deemed a waiver by OPIC of any such Event of Default.

         6. Effective Date. This Amendment shall be effective as of the date hereof, except as otherwise expressly provided herein.

         7. Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed an original and all of which together shall constitute one and the same instrument.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their authorized representatives as of the day and year first above written.


                                  CLOSED JOINT-STOCK COMPANY "FOREST-STARMA"


                                  By: /s/ Donald H. Hunter
                                      ----------------------------------------
                                      Donald H. Hunter
                                      On the basis of power of attorney No. 73,
                                      Dated December 3, 1999


                                    By: /s/ Catherine V. Mannick
                                      ----------------------------------------
                                      Catherine V. Mannick
                                      On the basis of power of attorney No. 74,
                                      Dated December 3, 1999


                                    By: /s/ Inna Verdini
                                      ----------------------------------------
                                      Inna Verdini
                                      On the basis of power of attorney No. 72,
                                      Dated December 3, 1999


                                   OVERSEAS PRIVATE INVESTMENT CORPORATION


                                    By: /s/ Steven S. Smith
                                      ----------------------------------------
                                      Its: Investment Officer